SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |_|

Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                        FINANCIAL INDUSTRIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           OTTER CREEK MANAGEMENT INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:


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      (2)   Aggregate number of securities to which transaction applies:


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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      (4)   Proposed maximum aggregate value of transaction:


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      (5)   Total fee paid:


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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:


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      (2)   Form, Schedule or Registration Statement No.:


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      (3)   Filing Party:


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      (4)   Date Filed:


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

--------------------------------------------------------------------------------

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                               DATED APRIL 8, 2003

                                 PROXY STATEMENT
                                       OF
                           OTTER CREEK MANAGEMENT INC.

                     IN OPPOSITION TO THE BOARD OF DIRECTORS
                                       OF
                        FINANCIAL INDUSTRIES CORPORATION

                                ----------------

                       2003 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

      This Proxy Statement and the accompanying form of GOLD proxy card are being furnished by Otter Creek Management Inc., a Delaware corporation ("Otter Creek"), to the owners of shares of Common Stock (the "Common Stock") of Financial Industries Corporation (the "Company") in connection with the solicitation by Otter Creek of proxies from such stockholders to be voted at the Company's 2003 Annual Meeting of Stockholders and at any adjournments, postponements or rescheduling thereof (the "Annual Meeting"). The annual meeting is scheduled to be held on May 9, 2003. Otter Creek is soliciting proxies for use at the Annual Meeting whenever it may be held.

      According to the Company's preliminary proxy statement filed with the Securities and Exchange Commission (the "S.E.C.") on March 31, 2003, 11 individuals will be elected at the Annual Meeting to the Board of Directors of the Company (the "Board"). However, Otter Creek is soliciting proxies from the holders of Common Stock to amend the Company's Bylaws to fix the number of directors constituting the entire Board of Directors at eight and to elect the eight individuals named below under the heading "ELECTION OF DIRECTORS--Otter Creek Nominees" as the directors at the Annual Meeting (the "Otter Creek Nominees"). Otter Creek intends to nominate the Otter Creek Nominees for election at the Annual Meeting and to vote for such nominees. The Otter Creek Nominees are all independent nominees who would be qualified to serve on the Board's Audit Committee if elected.

      This Proxy Statement and the accompanying form of GOLD proxy card are first being sent or given to holders of Common Stock on April ___, 2003.

            The Company's principal place of business is located at 6500 River Place Blvd., Building One, Austin, Texas 78730.

      The solicitation is being made by Otter Creek and not on behalf of the Board.

--------------------------------------------------------------------------------

   YOU MAY ALREADY HAVE RECEIVED, OR WILL SOON RECEIVE, A PROXY CARD FROM THE COMPANY. PLEASE RETURN ONLY OTTER CREEK'S GOLD PROXY CARD AND DO NOT RETURN ANY COMPANY PROXY CARD UNDER ANY CIRCUMSTANCES. IF YOU RETURN BOTH PROXY CARDS THERE
 IS A DANGER THAT YOUR SHARES WILL NOT BE VOTED AS YOU DESIRE BECAUSE ONLY THE
                   LATEST DATED PROXY CARD YOU SUBMIT COUNTS.

Information About Otter Creek

      Otter Creek is an investment advisory firm that manages three investment funds: Otter Creek Partners I, L.P., a Delaware limited partnership; Otter Creek International Ltd., a British Virgin Islands investment corporation; and HHMI XIII LLC, a Delaware limited liability company. The three funds have investment securities valued at approximately $300,000,000. R. Keith Long, Otter Creek's sole stock-holder, serves as its president. Joseph W. O'Neill Jr. serves as its chief financial officer. Otter Creek employs three other persons, all full-time. Otter Creek became a stockholder of the Company in 2001. The principal business address of Otter Creek is 400 Royal Palm Way #212, Palm Beach, Florida 33480 and its telephone number is (561) 832-4110.

      As of the date of this Proxy Statement, Otter Creek is the beneficial owner of 349,528 shares of Common Stock, all of which are owned of record by Otter Creek, which constitute approximately 3.7% of the outstanding Common Stock based on the Company's preliminary proxy statement filed with the S.E.C. on March 31, 2003.

      Otter Creek has become dissatisfied with the Company's performance and plans and is concerned about preserving the value of its significant investment in the Company. [INSERT SUMMARIES OF 2002 RESULTS] See "BACKGROUND OF OTTER CREEK'S INTEREST IN THE COMPANY AND REASONS FOR THE SOLICITATION" below.

      Otter Creek believes that actions taken by the Board and management over the course of the last two years have been designed to entrench and enrich management at the expense and to the detriment of all of the Company's stockholders.

      Accordingly, Otter Creek is proposing the Otter Creek Nominees for election to the Board in opposition to the slate proposed by the Board. Otter Creek and the Otter Creek Nominees are committed to promoting business objectives, goals and values that are in the best interest of all of the Company's stockholders and following a program that will return value to all of the Company's stockholders. See "BACKGROUND OF OTTER CREEK'S INTEREST IN THE COMPANY AND REASONS FOR THE SOLICITATION--Program for Enhancing Stockholder Value".

      Otter Creek is not subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, accordingly is not required to file periodic reports, proxy statements and other information with the S.E.C. relating to its business, financial condition and other matters.

                                    IMPORTANT

      OTTER CREEK STRONGLY RECOMMENDS THAT YOU VOTE FOR THE OTTER CREEK NOMINEES AND TO AMEND THE COMPANY'S BYLAWS TO FIX THE NUMBER OF DIRECTORS AT EIGHT BY MARKING, SIGNING, DATING AND MAILING THE ENCLOSED GOLD PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

      HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF MARCH 18, 2003, THE RECORD DATE ESTABLISHED BY THE COMPANY FOR VOTING AT THE ANNUAL MEETING, ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR SHARES HAVE BEEN SOLD AFTER THE RECORD DATE.

      IF YOU HAVE PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE ANNUAL MEETING, YOU SHOULD SEEK TO OBTAIN A PROXY FROM THE SELLER OF SUCH SHARES.

      IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY IT CAN VOTE YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE GOLD PROXY CARD.

--------------------------------------------------------------------------------

       QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ACCOMPANYING GOLD
                        PROXY CARD SHOULD BE DIRECTED TO:

                            MELLON INVESTOR SERVICES
                                   LLC 44 Wall
                                     Street
                                  New York, NY
                                      10005
                              [INSERT PHONE NUMBER]

--------------------------------------------------------------------------------

                                     VOTING

      The information contained in the following paragraphs is based on publicly-available copies of the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), and Bylaws, as amended (the "Bylaws"), and on information contained in the Company's preliminary proxy statement filed on March 18, 2003 with the S.E.C.:

      The Board has fixed March 18, 2003 as the record date for the determination of the holders of capital stock of the Company entitled to notice of and to vote at the Annual Meeting. As of March 18, 2003, there were 9,625,630 shares of Common Stock outstanding.

      The attendance at the Annual Meeting, in person or by proxy, of the holders of shares representing a majority of the aggregate votes entitled to be cast by the record holders of all outstanding shares of Common Stock is necessary to constitute a quorum. Votes to "withhold authority", abstentions and "broker non-votes" with respect to any matter to be voted on at the Annual Meeting will not be voted but will be counted as present to determine whether there is a quorum for purposes of voting on such matter at the Annual Meeting.

      With respect to the election of directors, the affirmative vote of the holders of shares representing a plurality of the aggregate votes cast at the Annual Meeting in respect of the election of directors is required for their election. Because the election of directors will be determined by votes cast rather than by a percentage of the shares present, votes to "withhold authority" and "broker non-votes" will not affect the election of directors. If any other matter properly comes before the Annual Meeting, its resolution will be determined by the affirmative vote of the holders of shares of Common Stock representing a majority of votes cast at the Annual Meeting with respect to such matter, unless a higher vote is required under applicable state law such as described in the next paragraph. Accordingly, abstentions will have the effect of a negative vote on any such matter, but "broker non-votes" will not be voted and will have no effect in determining whether such matter has received sufficient votes for approval.

      With respect to amending the Bylaws to fix the number of directors at eight, the affirmative vote of the holders of a majority of shares is required to amend the Bylaws. Accordingly, abstentions and "broker non-votes" will have the effect of a negative vote on such matter. Reducing the size of the Board would ensure that if the Otter Creek Nominees are elected as directors they will constitute the entire Board of Directors.

      If the enclosed form of GOLD proxy card is executed and returned, it may nevertheless be revoked by the person giving it any time before the vote at the Annual Meeting either by filing with the Secretary of the Company a written notice of revocation or a proxy card bearing a later date than the most recently submitted proxy card or by attending the Annual Meeting and voting in person. The execution of a proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person, but attendance at the Annual Meeting will not, by itself, revoke a proxy.

      IF YOU, AS A HOLDER OF COMMON STOCK, WISH TO VOTE FOR THE OTTER CREEK NOMINEES, YOU MUST SUBMIT THE ENCLOSED GOLD PROXY CARD AND SHOULD NOT SUBMIT THE COMPANY'S PROXY CARD.

      Unless contrary instructions are indicated on the enclosed GOLD proxy card, all shares of Common Stock represented by valid GOLD proxy cards received pursuant to this solicitation (which have not been revoked as described above) will be voted FOR the election of the Otter Creek Nominees and FOR the reduction of the size of the Board and at the discretion of the proxy holder(s) on such other business as may properly come before the Annual Meeting.

--------------------------------------------------------------------------------

        YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT.
       PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT IN
                         THE ENCLOSED ENVELOPE PROMPTLY.

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

                     ELECTION OF DIRECTORS; BYLAWS AMENDMENT

General

      The Bylaws provide that the Board shall consist of not less than three nor more than 25 directors, with the exact number to be fixed by resolution of the Board. Otter Creek is asking the stockholders of the Company to approve the reduction of the size of the Board from 11 to eight and to elect the eight Otter Creek Nominees. According to the Company's preliminary proxy statement filed with the S.E.C. on March 31, 2003, 11 persons will be elected at the Annual Meeting to serve as directors on the Board for a term of one year and until their successors are duly elected and qualified or until their earlier resignation or removal.

Otter Creek Nominees

      At the Annual Meeting, Otter Creek will nominate the Otter Creek Nominees for election as directors. The information below concerning age and principal occupation of the Otter Creek Nominees has been furnished by the respective nominees. Except as described in this Proxy Statement, none of the Otter Creek Nominees beneficially owns any Common Stock. Each has agreed that if elected he shall acquire shares of the Company's Common Stock in open-market transactions.

                              OTTER CREEK NOMINEES

          Name                   Age                                         Principal Occupation
------------------------       -------      ----------------------------------------------------------------------------------------
J. Bruce Boisture                53         Mr. Boisture serves as president of Trinity Capital Alliance Inc., an investment banking company he founded in 1992, specializing in leveraged buy-outs, start-up investments, turnarounds and venture capital financings. From 1986 through 1991 he was a partner and chief operating officer of Rosecliff Inc./Acadia Partners L.P., a $1.7 billion investment fund. Mr. Boisture has a bachelors degree from Princeton University, a bachelors in philosophy degree from Oxford University and a law degree from Yale Law
                                            School.

Wilson C. Cooney                 67         Mr. Cooney is the founder and chairman of Forces Group Ltd., an insurance and financial services company serving the U.K. military and their families. He served in various senior executive positions at USAA's Property and Casualty Group from 1985 through 1999, a division with 16,000 employees and $5 billion in revenues. Before that he served 31 years in the U.S. Air Force.

Salvador Diaz-Verson Jr.         51         Since 1991 Mr. Diaz-Verson has served as chairman and president of Diaz-Verson Capital
                                            Investment LLC. From 1979 through 1991 he served as president and chief investment officer of American Family Life Assurance Co., a New York Stock Exchange company. A native of Cuba, Mr. Diaz-Verson has a bachelors degree from Florida State University.

Patrick E. Falconio              61         From 1988 through his retirement in 1999 Mr. Falconio served as executive vice president and chief investment officer of Aegon USA Inc. Prior to that he worked at Life Investors
                                            Insurance Co., Lincoln National Life Insurance Co. and Prudential Insurance Co. He has a
                                            bachelors degree from Duquesne University and an MBA from the University of Georgia.

Richard H. Gudeman               65         Mr. Gudeman served as executive vice president at SunGard Insurance Systems Inc., and as an actuary at Country Life Insurance Co., Washington National Insurance Co., State Farm
                                            Life Insurance Co. and Federal Life Insurance Co. over the last 30 years. He has a bachelors degree from Illinois State University and a masters degree from Northeastern
                                            University.

Steven A. Haxton                 45         A certified public accountant, Mr. Haxton is the principal in Haxton Advisors, a consulting firm. Previously he was an executive vice president at ING, president of
                                            Aetna Financial Services' Financial Intermediary Group, senior vice president of Aetna
                                            Investment Services and president of Nationwide Distributors Inc. He has a bachelors degree from Malone College.

R. Keith Long                    55         Mr. Long has served as president of Otter Creek Management Inc. since founding it in
                                            1991. From 1983 through 1991 he worked at Morgan Stanley in long bond cash/futures arbitrage. As chairman of the board of Financial Institutions Insurance Group he oversaw its sale in a leveraged buy-out in 1996. Mr. Long has bachelors and MBA degrees from
                                            Indiana University.

Lonnie L. Steffen                53         Since 1997 Mr. Steffen has served as president and chief financial officer of Dearborn
                                            Risk Management. From 1991 through 1997 he served as chief financial officer of
                                            Financial Institutions Insurance Group. From 1986 through 1991 he served as chief financial officer of First Reinsurance Co. of Hartford. A certified public accountant,
                                            Mr. Steffen has a bachelors degree from Northern Illinois University.

      None of the corporations or organizations mentioned above is a parent, subsidiary or other affiliate of the Company.

      Each of the Otter Creek Nominees has agreed to be named in this Proxy Statement and to serve as a director of the Company, if elected. Otter Creek does not expect that any of the Otter Creek Nominees will be unable to stand for election or serve as a director, but if any vacancy in the slate of the Otter Creek Nominees occurs for any reason (including if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Otter Creek Nominees, the shares represented by GOLD proxy cards received by Otter Creek and not properly revoked will be voted for the substitute candidate nominated by Otter Creek in compliance with the rules of the S.E.C. and any other applicable law and, if applicable, the Bylaws.

      If the size of the Board of Directors is not reduced to eight, then the Board would consist of 11 directors while Otter Creek has nominated eight individuals. Under that circumstance, the Otter Creek Nominees, if elected, would constitute eight of 11 directors on the Board. Otter Creek therefore urges you to vote not only FOR the Otter Creek Nominees but also FOR the proposal to reduce the size of the Board.

--------------------------------------------------------------------------------
OTTER CREEK RECOMMENDS THAT HOLDERS OF SHARES OF COMMON STOCK VOTE IN FAVOR OF THE OTTER CREEK NOMINEES FOR DIRECTORS AND THE REDUCTION OF THE SIZE OF THE BOARD AND NOT VOTE IN FAVOR OF ANY OF THE BOARD'S NOMINEES FOR DIRECTORS.
--------------------------------------------------------------------------------

               BACKGROUND OF OTTER CREEK'S INTEREST IN THE COMPANY
                        AND REASONS FOR THE SOLICITATION

General

      Otter Creek is the beneficial owner of 349,528 shares of Common Stock, all of which are owned of record by Otter Creek, which constitute approximately 3.7% of the Company's outstanding Common Stock based on the Company's preliminary proxy statement filed with the S.E.C. on March 31, 2003. For a description of recent transactions in Company securities by Otter Creek, please refer to the section entitled "INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES--Participant Ownership of and Transactions in Company Securities".

Stock Investment

      Otter Creek purchased 349,528 shares of Common Stock in 2001, 2002 and 2003 in open market transactions.

Recent Board Actions to Entrench Management

      On December 11, 2002 the Company announced that it had received an unsolicited letter from Pillar Foundation Group of Austin, Texas expressing interest in the possible acquisition by Pillar of "all or a part" of the Company's shares of Common Stock for between $13 and $18 per share. Because the Company believed the letter contained misleading and inaccurate statements, it recommended that Company stockholders who had received copies of the letter refer to the Company's S.E.C. filings for more accurate information concerning the Company.

            On January 22, 2003 a group of Company shareholders led by The Roy
F. and Joann Cole Mitte Foundation requested that the Company call a special meeting of the Company's shareholders to remove the Company's directors and replace them with independent directors.

            On January 27, 2003 the Company announced that it had engaged Salomon Smith Barney to explore strategic alternatives for the Company, including consideration of the Pillar proposal, among other options.

            On February 13, 2003 the Company and the Mitte Foundation agreed that the annual meeting of the Company's shareholders would take place the week of May 5, 2003 and that the Company would give the Mitte Foundation advance notice of the Company's director nominees.

            On March 2, 2003, the Company announced that it would not put itself up for sale. The Board of Directors voted 10-1 to implement the business plans of the Company's management over any other strategic alternative.

            On March 18, 2003 Otter Creek and several other Company shareholders requested that the Company call a special meeting of the Company's shareholders to remove the Company's directors and replace them with independent directors. The Company denied the request on March 20, 2003.

            On March 27, 2003 the Mitte Foundation filed a preliminary proxy statement with the S.E.C. seeking to elect a slate of directors that will consider selling the Company. Only William J. Renfro was named as a director nominee.

      Otter Creek considers these recent actions of the Company's Board of Directors to be against the best interests of the Company's stockholders but rather only in the best interests of the Company's management. Furthermore, Otter Creek cannot comprehend how a four-week investigation caused Salomon Smith Barney to recommend against the sale of the Company as a viable option for maximizing stockholder value. The Company's refusal to consider seeking a buyer has prompted Otter Creek to seek a change in Company management.

Program for Enhancing Stockholder Value

      In light of the Company's disappointing financial performance and the Board's unwillingness to consider a sale or merger, which Otter Creek believes has been adopted in order to entrench the Company's directors and executive management, Otter Creek believes that the interests of all stockholders will be better served if the Otter Creek Nominees are elected at the Annual Meeting. If the Otter Creek Nominees are elected at the Annual Meeting, they are committed to exploring a sale of the Company. The Company's stockholders will be kept apprised of the progress of the sale process.

             INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES

Information Concerning Participants

      Under the applicable regulations of the S.E.C., Otter Creek and each of the Otter Creek Nominees is deemed to be a "participant" in Otter Creek's solicitation of proxies. The following table(1) sets forth the name, business address and principal occupation of the Otter Creek Nominees and any other employee of Otter Creek who may solicit proxies from stockholders of the Company on behalf of Otter Creek ("Otter Creek Participants").

J. Bruce Boisture                        investment banker, Trinity Capital
49 High Street                           Alliance Inc.
Farmington, CT 06032

Wilson C. Cooney                         insurance and financial services
Grand Coteau                             executive, Forces Group Ltd.
Fair Oaks Ranch, TX 78015

Salvador Diaz-Verson Jr.                 chairman and president, Diaz-Verson
Diaz-Verson Ventures LLC                 Capital Investment LLC
260 Brookstone Centre Parkway
Columbus, GA 31904

Patrick E. Falconio                      retired
2 Symon's Lane
Savannah, GA 31904

Richard H. Gudeman                       actuary, SunGard Insurance Systems Inc.
2101 Oakwood Ave.
Bloomington, IL 61704

Steven A. Haxton                         financial consultant, Haxton Advisors
4 Cobtail Way
Simsbury, CT 06070

R. Keith Long                            president, Otter Creek Management Inc.
Otter Creek Management Inc.
400 Royal Palm Way #212
Palm Beach, FL 33480

Joseph W. O'Neill Jr.                    chief financial officer, Otter Creek
Otter Creek Management Inc.              Management Inc.
400 Royal Palm Way #212
Palm Beach, FL 33480

Lonnie L. Steffen                        president and chief financial officer,
65 Deer Run                              Dearborn Risk Management
Avon, CT 06001

(1) The companies named in the table above, to the extent that the participants are officers of such companies, are deemed to be associates of such participants.

      In connection with the engagement of Mellon Investor Services LLC by Otter Creek as its proxy solicitor in connection with the election of the Otter Creek Nominees at the Annual Meeting (see "COST AND METHOD OF SOLICITATION"), Otter Creek anticipates that certain employees of Mellon may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting (collectively, "Participants"). Neither Mellon nor any of its employees will receive any fee for or in connection with such solicitation activities apart from the fees which it may otherwise be entitled to receive as described under "COST AND METHOD OF SOLICITATION".

Participant Ownership of and Transactions in Company Securities

      Other than as disclosed in this Proxy Statement, neither Otter Creek nor, to the knowledge of Otter Creek, any of the Participants nor, with respect to clause (3), any of their respective associates: (1) owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company;
(2) owns beneficially, directly or indirectly, or of record but not beneficially, any securities of any parent or subsidiary of the Company; or (3) is, or was since January 1, 2002, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. The Otter Creek Participants disclaim beneficial ownership of any securities of the Company owned by Otter Creek, and this Proxy Statement shall not be deemed an admission that any Otter Creek Participant is the beneficial owner of such securities for any purpose.

      The following is a summary of all transactions in Company securities by Otter Creek over the last two years. Except as otherwise indicated under "ELECTION OF DIRECTORS", to the knowledge of Otter Creek, none of the other Participants has purchased or sold any Company securities within the past two years.

                            Amount of
                          Common Stock
     Date of                Purchased
   Transaction             (or Sold*)         Unit Price            Trade Amount
   -----------             ----------         ----------            ------------

  OTTER CREEK
PARTNERS I, L.P.
    05-30-01                  5000             $11.9030              $59,515.00
    09-19-01                  2000             $13.3825              $26,765.00
    09-20-01                  5500             $13.1627              $72,395.00
    03-04-02                  8000             $13.7519             $110,015.00
    04-10-02                  4800             $14.0500              $67,455.00
    04-12-02                  6800             $13.9800              $95,079.00
    05-03-02                   400             $13.9500              $55,815.00
    07-23-02                  2000             $14.6000              $29,215.00
    08-26-02                  2000             $16.0000              $32,015.00
    08-27-02                  4000             $15.9000              $63,615.00
    09-19-02                  1100             $14.8458              $16,356.38
    12-11-02                   400             $14.3700               $5,767.00
    12-17-02                  2000             $13.8100              $27,655.00
    12-20-02                  1000             $13.9663              $13,991.30
    12-23-02                  1000             $14.2000              $14,220.00
    12-31-02                   400             $14.2000               $5,702.80
    01-02-03                  5000             $14.2500              $71,055.00
    01-08-03                  5300             $14.2850              $75,540.00
    01-13-03                   200             $14.2850               $2,878.40
    01-22-03                  4000             $14.5148              $58,114.20
    01-22-03                  2300             $14.5148              $33,422.04
    01-23-03                  4000             $14.6463              $58,600.00
    01-27-03                   200             $15.2500               $3,071.40
    01-28-03                   400             $15.1900               $6,095.00
    01-31-03                   600             $15.2000               $9,141.00
    02-05-03                 22000             $15.5600             $342,335.00
    02-11-03                   250             $14.8227               $3,723.18
    03-06-03                   500             $14.4734               $7,256.70
    03-07-03                  1900             $14.7466              $28,051.84
    03-10-03                  3600             $14.8100              $53,331.00
    03-11-03                  7000             $14.8500             $103,965.00
    03-31-03                   700             $14.6535              $10,279.45

   OTTER CREEK
  INTERNATIONAL
    05-30-01                  5000             $11.9030              $59,515.00
    09-18-01                  2000             $13.6075              $27,215.00
    09-19-01                  2000             $13.3825              $26,765.00
    09-20-01                  8500             $13.1618             $111,875.00
    03-04-02                 12000             $13.7513             $165,015.00
    03-25-02                 11500             $13.7813             $158,485.00
    04-10-02                  9200             $14.0500             $129,275.00
    04-12-02                 13200             $13.9800             $184,551.00
    05-03-02                  7000             $13.9500              $97,665.00
    07-23-02                  3000             $14.6000              $43,815.00
    08-26-02                  2000             $16.0000              $32,015.00
    08-27-02                  6000             $16.0000              $95,415.00
    09-09-02                   200             $15.9000               $2,971.40
    09-19-02                  2000             $14.7500              $29,726.60
    09-20-02                  5000             $14.8458              $74,055.00
    12-11-02                   600             $14.8000               $8,643.00
    12-17-02                  4100             $14.3700              $56,677.00
    12-20-02                  1400             $13.8100              $19,596.82
    12-20-02                   500             $13.9877               $7,070.00
    12-23-02                  2000             $14.1000              $28,440.00
    01-02-03                  5900             $14.2000              $83,841.30
    01-08-03                  8700             $14.2500             $123,990.00
    01-15-03                   266             $14.2500               $3,812.36
    01-22-03                  7000             $14.5148             $101,688.60
    01-22-03                  3400             $14.5148              $49,399.32
    01-23-03                  6000             $14.6500              $87,900.00
    01-28-03                   800             $15.1900              $12,160.00
    01-29-03                  1800             $15.0100              $27,050.60
    01-31-03                   500             $15.1700               $7,608.50
    01-31-03                   900             $15.2000              $13,704.00
    02-04-03                   100             $15.0600               $1,526.70
    02-05-03                 51000             $15.5600             $793,575.00
    02-11-03                   450             $14.8227               $6,689.71
    03-06-03                   900             $14.4734              $13,050.06
    03-07-03                  8100             $14.7466             $119,524.16
    03-10-03                  6400             $14.8100              $94,799.00
    03-11-03                 13000             $14.8500             $193,065.00
    03-31-03                  1300             $14.6535              $19,077.55
    *07-01-02                 5000             $17.6500              $88,236.63
    *07-01-02                 2000             $17.6500              $35,294.65
    *07-02-02                 2000             $17.3500              $34,695.95
    *07-02-02                 8000             $17.3500             $138,783.82

  HHMI XIII LLC
    04-03-02                 16000             $13.9500             $223,215.00
    05-02-02                  5000             $13.9000              $69,500.00
    09-19-02                  1000             $14.6500              $14,650.00
    01-03-02                  7062             $14.2059             $100,391.50
    01-22-03                  3000             $14.5148              $43,574.40
    01-30-03                  5000             $15.1500              $75,750.00
    02-05-03                  7800             $15.5000             $120,974.60

Information Regarding the Relationship between the Participants and Otter Creek

      Certain of the Participants are employees of Otter Creek (the "Participant Employees"), and they may be deemed to have an interest in the outcome of the election of directors of the Company at the Annual Meeting by virtue of their ownership of Otter Creek securities and employment arrangements with Otter Creek. Consequently, set forth below is information concerning the ownership of Otter Creek securities by the Participant Employees and their compensation arrangements as employees of Otter Creek. However, Otter Creek does not have any specific arrangements with the Participant Employees that will result in any additional compensation if the Otter Creek Nominees are elected as directors to the Board at the Annual Meeting or relating to any future transactions between Otter Creek and the Company.

      Set forth below are the number of shares of common stock of Otter Creek beneficially owned by the Participant Employees within the meaning of S.E.C. Rule 13d-3:

                                        Issued Shares            Exercisable Stock        Total Beneficial
Name of Beneficial Owner             Beneficially Owned               Options                Ownership          Percentage
------------------------             ------------------          -----------------        ----------------      ----------
R. Keith Long                                200                         0                      200                100%
Joseph W. O'Neill Jr.                          0                         0                        0                  0%

                         COST AND METHOD OF SOLICITATION

      Otter Creek will bear the cost of this solicitation and will not seek reimbursement for such costs unless the Otter Creek Nominees win election as directors. While no precise estimate of this cost can be made at the present time, Otter Creek currently estimates that it will spend a total of approximately $100,000 for its solicitation of proxies, including expenditures for attorneys, solicitors and advertising, financial advisors, printing, transportation and related expenses but excluding the salaries and wages of regular employees and officers. As of April 8, 2003, Otter Creek has incurred proxy solicitation expenses of approximately $15,000. In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone or telecopy or through advertisements. Information regarding certain employees of Otter Creek and other representatives of Otter Creek who may solicit or participate in the solicitation of proxies is set forth under "INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES".

      Otter Creek will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock. Otter Creek will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

      Otter Creek has retained the proxy solicitation firm of Mellon Investor Services LLC in connection with the solicitation of proxies for the Annual Meeting. Mellon will be paid a fee of up to $50,000 for its services. Otter Creek also has agreed to reimburse Mellon for its expenses, and to indemnify Mellon against certain liabilities and claims incurred in connection with its performance of services pursuant to its engagement by Otter Creek.

                             ADDITIONAL INFORMATION

      Certain information regarding beneficial ownership of shares of Common Stock held by the Company's directors, nominees, management and 5% stockholders is contained in the Company's proxy statement furnished to stockholders in connection with the Annual Meeting under the heading "STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT", and is incorporated herein by reference. Information concerning the date by which proposals of stockholders intended to be presented at the 2004 annual meeting of stockholders of the Company must be received by the Company for inclusion in the Company's proxy statement and form of proxy for that meeting is also contained in the Company's proxy statement furnished to stockholders in connection with the Annual Meeting under the heading "ADDITIONAL INFORMATION", and is incorporated herein by reference.

      Certain of the information contained in this Proxy Statement is based on, or incorporated by reference to, publicly available information filed by the Company with the S.E.C. Although Otter Creek does not have any information that would indicate that any information contained in this Proxy Statement that has been taken from such documents is inaccurate or incomplete, Otter Creek does not take any responsibility for the accuracy or completeness of such information.

      Otter Creek is not aware of any other substantive matters to be considered at the Annual Meeting, however, if any other matter should properly come before the Annual Meeting, Otter Creek will vote all proxies held by it in accordance with its best judgment and consistent with the federal proxy rules.

                                                OTTER CREEK MANAGEMENT INC.
April 8, 2003

                                                By:
                                                    ----------------------------
                                                    R. Keith Long, President

--------------------------------------------------------------------------------

                                    IMPORTANT

1. Your proxy is important no matter how many shares of Common Stock you own. Be sure to vote on the GOLD proxy card. Otter Creek urges you NOT to sign any WHITE proxy card or other proxy card which is sent to you by the Company or any other party.

2. If you have already submitted a proxy card to the Company for the Annual Meeting, you may change your vote to a vote "FOR" the election of the Otter Creek Nominees and reduction of the size of the Board and "Against" the Company's slate by signing, dating and returning Otter Creek's GOLD proxy card, which must be dated after any proxy card you may previously have submitted to the Company. Only your last dated proxy card for the Annual Meeting will count at the Annual Meeting.

3. If any of your shares are held in the name of a bank, broker or other nominee, please contact the person responsible for your account and direct him or her to vote on the GOLD proxy card "FOR" election of the Otter Creek Nominees and reduction of the size of the Board.

4. If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one GOLD proxy card. We encourage you to vote each GOLD proxy card that you receive.

5. If you have any questions or need assistance in voting your shares, please contact our proxy solicitors, Mellon Investor Services LLC, at the number set forth below:

                          MELLON INVESTOR SERVICES LLC
                                 44 Wall Street
                               New York, NY 10005
                              [INSERT PHONE NUMBER]

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                               DATED APRIL 8, 2003

                        FINANCIAL INDUSTRIES CORPORATION

                               COMMON STOCK PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                           OTTER CREEK MANAGEMENT INC.

      The undersigned hereby appoints R. Keith Long and/or Ronald E. Powell (of Mellon Investor Services LLC) as proxy for the undersigned with full power of substitution to vote all shares of common stock of Financial Industries Corporation (the "Company") which the undersigned is entitled to vote at the Company's 2003 Annual Meeting of Stockholders, and any postponements or adjournments thereof (the "Meeting"), hereby revoking all prior proxies, on the matters set forth below as follows:

1.    Election of Directors                   Nominees:    J. Bruce Boisture
                                                           Wilson C. Cooney
                                                           Salvador Diaz-Verson
                                                           Patrick E. Falconio
                                                           Richard H. Gudeman
                                                           Steven A. Haxton
                                                           R. Keith Long
                                                           Lonnie L. Steffen

      FOR all the nominees listed above       WITHHOLD AUTHORITY to vote for all
                                              the nominees listed above

                   |_|                                      |_|

      INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that nominee's name in the space provided below:

2.    Reduce Size of Board to Eight Directors

      FOR                            AGAINST                        ABSTAIN

      |_|                              |_|                            |_|

3. In the discretion of the proxy holders, on any other matters that may properly come before the Meeting.

--------------------------------------------------------------------------------
                     THIS PROXY WILL BE VOTED AS SPECIFIED.
              IF A CHOICE IS NOT SPECIFIED, THE PROXY WILL BE VOTED
 "FOR" THE NOMINEES LISTED ABOVE AND "FOR" A REDUCTION IN THE SIZE OF THE BOARD.
--------------------------------------------------------------------------------

      Please sign exactly as your name appears hereon. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by the authorized person.


Date _____________________________             _________________________________
                                                           (SIGNATURE)


                                               _________________________________
                                                  (SIGNATURE IF HELD JOINTLY)

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------